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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K




                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF EARLIEST EVENT REPORTED
                                NOVEMBER 18, 1999




                            DAIN RAUSCHER CORPORATION

             (Exact name of registrant as specified in its charter)

     DELAWARE                              1-8186               41-1228350

(State or other jurisdiction of   (Commission file number)    (IRS Employer
 incorporation of organization)                           Identification Number)


          DAIN RAUSCHER PLAZA, 60 SOUTH SIXTH STREET
                MINNEAPOLIS, MINNESOTA                          55402-4422

          (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (612) 371-2711

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

          Reference is made to Exhibit 99 filed herewith.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 99 Press release announcing promotion of David J. Parrin to Registrant's Chief Financial Officer.


































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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            DAIN RAUSCHER CORPORATION
                                                    Registrant





Date:     November 18, 1999           By:    David J. Parrin
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                                             David J. Parrin
                                         Senior Vice President and Controller


























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                            DAIN RAUSCHER CORPORATION
                                INDEX OF EXHIBITS

Exhibit No.
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
  99          Press release announcing registrant's settlement of litigation.


































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